KATY INDUSTRIES, INC.

                           SECOND AMENDMENT AND WAIVER
                               TO CREDIT AGREEMENT

            This SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this "Amendment") is dated as of November 26, 2001 and entered into by and among KATY INDUSTRIES, INC., a Delaware corporation ("Company"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "Lender" and collectively as "Lenders"), BANKERS TRUST COMPANY ("BTCo"), as agent for Lenders (in such capacity, "Agent"), and for purposes of Section 4 hereof, the Credit Support Parties (as defined in Section 4 hereof) listed on the signature pages hereof, and is made with reference to that certain Credit Agreement dated as of June 28, 2001 by and among Company, Lenders and Agent, as amended by that certain First Amendment and Waiver to Credit Agreement dated as of September 27, 2001 (as amended, the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

            WHEREAS, Company has requested that Lenders amend the Credit Agreement to either waive or amend certain requirements of Company and its Subsidiaries with respect to the Post-Closing Date Mortgaged Properties:

            NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

            Section 1. AMENDMENTS TO THE CREDIT AGREEMENT

      A. Subsection 2.1A of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (a) of the last paragraph of such subsection 2.1A, (ii) by deleting the punctuation mark "." at the end of clause
(b) of the last paragraph of such subsection 2.1A and substituting in lieu thereof "; and", and (iii) adding immediately after clause (b) of such subsection 2.1A the following paragraph:

      "(c) in no event shall Revolving Loans be made if, at the time of the making of the Revolving Loans, Holdings, its Subsidiaries, Company and its Domestic Subsidiaries have Cash and Cash Equivalents (minus the total amount of payments reasonably expected to be made within three Business
      Days) exceeding $4,000,000 (after giving effect to such Revolving Loans) or such other amount as may be approved by Agent in writing."

      B. Subsection 2.10A of the Credit Agreement is hereby amended by deleting the reference to "150 days" appearing in subsection 2.10A(iii)(c)(1)(II) and 2.10A(iii)(d) and substituting in each case therefor "195 days".

      C. Subsection 6.10A of the Credit Agreement is hereby amended by adding the phrase "with such exceptions as described on Schedule 6.10A annexed hereto" after the phrase "deliver to Agent" at the end of the fifth line of Subsection 6.10A.

      D. Schedule 6.10A annexed to the Credit Agreement is replaced in its entirety with the Schedule 6.10A attached to this Amendment.

      E. Subsection 6.10F(i) of the Credit Agreement is hereby amended by deleting the reference to "120 days" and substituting therefor "155 days".

      F. The following is added as a new subsection 6.10G:

            "G. Additional Deliveries for certain Material Leasehold Properties. If the leases for any of the following Material Leasehold Properties or any of the Material Leasehold Properties listed on Schedule 6.10A for which a Landlord Consent and Estoppel was not delivered are renewed or are otherwise re-negotiated, Company shall use its commercially reasonable efforts to cause (and shall cause its applicable Subsidiaries to use their commercially reasonable efforts to cause) the applicable landlords to execute and deliver Landlord Consents and Estoppels with respect thereto and otherwise consent to the Company's (or its Subsidiary's) delivery of a leasehold Mortgage: (i) 15510 Blackburn Avenue, Norwalk, California, (ii) 13300 Orden Drive, Santa Fe Springs, California, (iii) 2644 Hegan Lane, Chico, California, (iv) 3760 Southside Industrial Parkway, Atlanta, Georgia, and (v) 5145 West 78th Street, 5105-5155 West 67th Street, Indianapolis, Indiana. If a Landlord Consent and Estoppel is so delivered or the landlord otherwise consents to a leasehold Mortgage, Company shall deliver, and shall cause each applicable Subsidiary to deliver, each of the items set forth in Subsection 6.10A as if such Material Leasehold Property was a Post-Closing Date Mortgaged Property, provided, however, if the Landlord Consent and Estoppel is not able to be obtained and any other form of consent to leasehold Mortgage contains matters affecting insurability of the leasehold Mortgage, Administrative Agent may modify the title insurance delivery requirements in its reasonable discretion."

      G. Subsection 6.12 of the Credit Agreement is hereby amended by deleting the second paragraph thereof in its entirety and substituting therefor the following paragraph:

            "Notwithstanding subsection 2.10 or the foregoing paragraph of this subsection 6.12, Company shall not be obligated to enter into a Blocked Account Agreement with respect to the following Deposit Accounts: 1178 maintained with First Community Credit Union, 942-901-9522 maintained with Fleet Bank, 271050-30011 maintained with Bank of America, 1005039241 maintained with Firstar, 169-0504400 maintained with Firstar of Northwest County, 1036-5617-9787 maintained with US Bank, 103656179779 maintained with US Bank, 0032-5164-6420 maintained with Bank of America, 000-880-4 maintained with First State Bank, 600-361798 maintained with First State Bank, 1067977 maintained with Tri Counties Bank, 91524 maintained with Amcore Bank, 328270020683 maintained with Key Bank, 5216433779 maintained with BB&T North Carolina, 137480 maintained with Darby Bank & Trust, 137499 maintained with Darby Bank & Trust, 021-844-2366 maintained with Fulton Bank, 3500720218 maintained with Firstar, 5590034673 maintained with LaSalle Bank, 5590034707 maintained with LaSalle Bank, 5590034715 maintained with LaSalle Bank, 5590034616 maintained with LaSalle Bank, 6000203892 maintained with Key Bank, 5590034541 maintained with LaSalle Bank, 5590034574 maintained with LaSalle Bank, 5590034673 maintained with LaSalle Bank, 5800283029 maintained with LaSalle Bank, 5590034582 maintained with LaSalle Bank, 5590034566 maintained with LaSalle Bank, 5590034590 maintained with LaSalle Bank, 5590034608 maintained with LaSalle Bank, 5590034624 maintained with LaSalle Bank, 5590034632 maintained with LaSalle Bank, 5590034640 maintained with LaSalle Bank, 5590020185 maintained with LaSalle Bank, 5590034657 maintained with LaSalle Bank, 5800283078 maintained with LaSalle Bank, 5590034699 maintained with LaSalle Bank, 021-844-2358 with Fulton Bank and any zero-balance or payroll account opened after the date hereof; provided, that Company shall, and shall cause each of its Subsidiaries to, comply with each of the following requirements at all times:

                        (i) Company shall, and shall cause its Subsidiaries to,
            maintain Deposit Account Box 1178 solely as a safety deposit account and such Deposit Account shall not at any time receive or hold any monies;

                        (ii) Company shall, and shall cause its Subsidiaries to,
            permit deposits into Deposit Account Nos. 942-901-9522, 5590034616 and 5590034715, which deposits shall be solely comprised of insurance proceeds payable to the employees of the Company and its Subsidiaries under health insurance policies;

                        (iii) Company shall not, and shall not permit its
            Subsidiaries to, permit the outstanding balance of Deposit Accounts No. 137480, and 91524 to exceed $10,000 at any time;

                        (iv) Company shall not, and shall not permit its
            Subsidiaries to, permit the outstanding balance of Deposit Accounts Nos. 271050-30011, 1005039241, 600-361798 and 169-0504400 to exceed
            $5,000 at any time;

                        (v) Company shall, and shall cause its Subsidiaries, to
            (A) prevent any deposits from being made into Deposit Account Nos.1036-5617-9787 and 103656179779 any time after October 15, 2001 and (B) close such Deposit Accounts by no later than November 30, 2001 and provide Agent with satisfactory evidence of same on or before such date;

                        (vi) Company shall not, and shall not permit its
            Subsidiaries to, permit (A) Deposit Account No. 6000203892 to receive deposits from any Loan Party or any other Person other than any deposit to be used solely by the applicable Loan Party for payments required to be made by such Loan Party under such Loan Party's pension plans within 30 days of such deposit or (B) the outstanding balance of such Deposit Account to exceed $100,000 at any time;

                        (vii) Company shall not, and shall not permit its
            Subsidiaries to (A) permit Deposit Account Nos. 3500720218, 5590034673, 5590034707, 1067977, 328270020683, 021-844-2366,
            000-800-4, 5216433779, 137499, 0032-5164-6420, or any additional payroll account created after the date hereof, to be used for any purpose other than for the payment of payroll expenses of the applicable Loan Party or (B) deposit any amounts in such Deposit Accounts (including such additional payroll accounts) other than payroll expense amounts of the applicable Loan Party required to be paid by such Loan Party during the then current monthly or bimonthly payroll period (as the case may be) of such applicable Loan Party; provided, however, that the balance of all such Deposit Accounts (including such additional payroll accounts) collectively shall not exceed $2,500,000 at any time; provided, further, that all monies deposited into each such Deposit Account (including each such additional payroll account) shall be proceeds of the Loans;

                        (viii) Company shall not, and shall not permit it
            Subsidiaries to, (A) permit Deposit Account Nos. 5590034541, 5590034574, 5590034673, 5800283029, 5590034582, 5590034566,
            5590034590, 5590034608, 5590034624, 5590034632, 5590034640,
            5590020185, 5590034657, 5800283078, 5590034699, or any additional zero balance account created after the date hereof, to be used for any purpose other than as zero-balance accounts, or (B) permit any such Deposit Account (including any such additional zero balance accounts) to hold on any day any monies other than monies sufficient to reimburse any check or draft presented for payment against such account, in the ordinary course of business; provided, however, that the balance of each such Deposit Account (including each such additional zero balance account) shall be reduced to zero by the end of each day; and provided, further, that all monies deposited into each such Deposit Account (including each such additional zero balance account) shall be proceeds of the Loans; and

                        (ix) Company shall not, and shall not permit its
            Subsidiaries to, permit (A) Deposit Account No. 021-844-2374 to receive deposits from any Loan Party or any other Person other than any deposit to be used solely by the applicable Loan Party for the payment of withholding and other payroll taxes owed by such Loan Party pursuant to state or federal law, (B) the outstanding balance of such Deposit Account to exceed $200,000.00 at any time."

      H. Subsection 7.17 of the Credit Agreement is hereby amended by deleting in its entirety and substituting the following in lieu thereof:

      "Except as permitted in subsection 2.10A(iii) and the second paragraph of subsection 6.12, Company shall not, and shall not permit any of its Domestic Subsidiaries to, maintain any Deposit Account other than (i) Lock Box Accounts, (ii) Concentration Accounts, (iii) disbursement accounts under the exclusive dominion and control of Agent and (iv) Deposit Accounts which are disbursement accounts, the balance of which do not exceed at any time $5,000 in such Deposit Account individually and do not exceed at any time $100,000 in all such Deposit Accounts collectively (including, without limitation, the Deposit Accounts referred to in clause
      (iv) of the second paragraph of subsection 6.12). Except as permitted in subsection 2.10A(iii), Company shall not permit Woods or Glit to maintain any Deposit Account which is not a Lock Box Account or which is not subject to a Blocked Account Agreement."

      I. Exhibit I to the Credit Agreement is hereby amended by deleting said
Exhibit I in its entirety and substituting in place thereof a new Exhibit I in the form of Annex A to this Amendment.

            Section 2. CONDITIONS TO EFFECTIVENESS

            Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Second Amendment Effective Date"):

            A. On or before the Second Amendment Effective Date, Company shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Second Amendment Effective Date:

            (i) Officer's Certificates of Company, dated a recent date prior to the Second Amendment Effective Date, certifying that (a) there has been no change in any of the Loan Parties' Organizational Documents from the date of the Credit Agreement, and (b) the resolutions adopted by the Board of Directors of Company approving and authorizing the execution, delivery, and performance of this Amendment are in full force and effect without modification or amendment;

            (ii) Signature and incumbency certificates of the officers of Company executing this Amendment; and

            (iii) Ten (10) executed copies of this Amendment executed by Company and each Credit Support Party.

            B. On or before the Second Amendment Effective Date, Requisite Lenders shall deliver to Agent copies of this Amendment executed by Requisite Lenders.

            Section 3. REPRESENTATIONS AND WARRANTIES

            In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

            A. Corporate Power and Authority. Each Loan Party has all requisite corporate or other entity power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

            B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate or other entity action on the part of each Loan Party.

            C. No Conflict. The execution, delivery and performance by each Loan Party of this Amendment and the performance by such Loan Party of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Loan Parties, the Organizational Documents of the Loan Parties or any order, judgment or decree of any court or other Government Authority binding on the Loan Parties, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Loan Parties,
(iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Loan Parties (other than Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (iv) require any approval of members or stockholders or any approval or consent of any Person under any Contractual Obligation of the Loan Parties, except for such approvals or consents which will be obtained on or before the Second Amendment Effective Date and disclosed in writing to Lenders.

            D. Governmental Consents. The execution, delivery and performance by the Loan Parties of this Amendment and the performance by Loan Parties of the Amended Agreement do not and will not require any Governmental Authorization.

            E. Binding Obligation. This Amendment has been duly executed and delivered by the Loan Parties and this Amendment and the Amended Agreement are the legally valid and binding obligations of the Loan Parties, enforceable against the Loan Parties in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

            F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

            Section 4. ACKNOWLEDGEMENT AND CONSENT

            Holdings and each of the Subsidiary Guarantors is a party to certain of the Holdings Guaranty and Subsidiary Guaranty and the Collateral Documents and Company is a party to certain of the Collateral Documents. Company, Holdings and each of the Subsidiary Guarantors are collectively referred to herein as the "Credit Support Parties," and the

Guaranties and Collateral Documents are collectively referred to herein as the "Credit Support Documents."

            Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

            Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            Each Credit Support Party (other than Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment, and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

            Section 5. MISCELLANEOUS

            A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

            (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

            (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

            B. Fees and Expenses. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

            C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

            D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW.

            E. Change of Notice Address under each of the Loan Documents. Agent hereby notifies Company and each Lender that its notice address under each of the Loan Documents shall be Bankers Trust Company, Bankers Trust Company, 31 W. 52nd Street, 25th Floor, New York, New York 10019, Attention: Sam Cardone, Facsimile No.: (646) 324-7808. Company and its Subsidiaries hereby notify Agent and each Lender that their notice address under each of the Loan Documents shall be c/o Katy Industries, Inc., 984 Southford Road, Suite 4, PO Box 360, Middlebury, CT 06762, Attn: Amir Rosenthal, Facsimile No.: (203) 598-0712.

            F. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by
Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Company and Requisite Lenders and each of the Credit Support Parties and receipt by Company and Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                         KATY INDUSTRIES, INC.

                                         By:
                                            ------------------------------------
                                             Name: Robert Baratta
                                             Title: President


                                        KKTY HOLDING COMPANY, L.L.C. (for
                                        purposes of Section 4 only) as a Credit
                                        Support Party

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        EACH OF THE ENTITIES LISTED ON SCHEDULE
                                        A ANNEXED HERETO

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:                    , on behalf
                                                 of each of the entities listed
                                                 on Schedule A annexed hereto
                                                 (for purposes of Section
                                                 4 only) as a Credit Support
                                                 Party

                                         BANKERS TRUST COMPANY,
                                         Individually and as Agent

                                         By:
                                            ------------------------------------
                                            Name: Sebastiano A. Cardone
                                            Title: Director

                                         FIRSTAR BANK N.A.,
                                         as a Lender

                                         By:
                                            ------------------------------------
                                                 Name:
                                                 Title:

                                        THE PROVIDENT BANK,
                                        as a Lender


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        FOOTHILL CAPITAL CORPORATION,
                                        as a Lender

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        as a Lender


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        GMAC COMMERCIAL CREDIT L.L.C.,
                                        as a Lender


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        UPS CAPITAL CORPORATION,
                                        as a Lender


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        DEUTSCHE BANK, AG,  New York Branch
                                        as an Issuing Lender


                                        By:
                                           -------------------------------------
                                           Name:  Sebastiano A. Cardone
                                           Title:  Director

                                   SCHEDULE A

                              SUBSIDIARY GUARANTORS

                                 SCHEDULE 6.10A

1.    305 Rock Industrial Park, Bridgeton, Missouri
      -     Delivery of a Landlord Consent and Estoppel not required

2.    333 Rock Industrial Park, Bridgeton, Missouri
      -     Delivery of a Landlord Consent and Estoppel not required

3.    105-123 Byassee, Hazelwood, Missouri

4.    13330 Lakefront, Earth City, Missouri
      -     Delivery of a Landlord Consent and Estoppel not required

5.    1067-1083 North Warson Road, St. Louis, Missouri

6.    1105-1151 North Warson Road, St. Louis, Missouri

7.    1895 Brannan Road, McDonough, Georgia
      - Post-Closing Date Mortgage Policy to be issued and all of the requirements related thereto to be satisfied on or before December 31, 2001

8.    250 Canal Street, Lawrence, Massachusetts
      - Landlord Consent and Estoppel in the form required by the Credit Agreement not required
      - Post-Closing Date Mortgage to be recorded on or before December 31, 2001 (leasehold interest must become a Recorded Leasehold Interest)
      - Post-Closing Date Mortgage Policy to be issued and all of the requirements related thereto to be satisfied on or before December 31, 2001

9.    3760 Southside Industrial Parkway, Atlanta, Georgia
      - Company and its applicable Subsidiary shall use their commercially reasonable efforts to cause the deliveries required to be made under Subsection 6.10A of the Credit Agreement to be delivered on or before January 15, 2002

10.   5145 West 78th Street, 5105-5155 West 78th Street, Indianapolis, Indiana
      - Company and its applicable Subsidiary shall use their commercially reasonable efforts to cause the deliveries required to be made under Subsection 6.10A of the Credit Agreement to be delivered on or before January 15, 2002

11.   121 N. Meridian Street, Jasonville, Indiana

12.   700 South Commercial Street, Worthington, Indiana

13.   510 Third Avenue S.W., Carmel, Indiana
      -     Post-Closing Date Mortgage to be recorded on or before January 31,
            2002

      - Post-Closing Date Mortgage Policy to be issued and all of the requirements related thereto to be satisfied on or before January 31, 2002

14.   511 and 525 Third Avenue S.W., Carmel, Indiana
      -     Post-Closing Date Mortgage to be recorded on or before January 31,
            2002
      - Post-Closing Date Mortgage Policy to be issued and all of the requirements related thereto to be satisfied on or before January 31, 2002

                                     ANNEX A

                                    EXHIBIT I

                          [FORM OF NOTICE OF BORROWING]

                               NOTICE OF BORROWING

      Pursuant to that certain Credit Agreement dated as of June 28, 2001, as amended, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so amended, supplemented or otherwise modified, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Katy Industries, Inc., a Delaware corporation ("Company"), the financial institutions listed therein as Lenders ("Lenders"), and Bankers Trust Company ("BTCo"), as agent for the Lenders (in such capacity, "Agent"), this represents Company's request to borrow as follows:

      a.    Date of borrowing: ___________________, _________

      b.    Amount of borrowing:        $___________________

      c.    Type of Loans:           |_| a.  Term Loans
                                     |_| b.  Revolving Loans

      d.    Interest rate option:    |_| a.  Base Rate Loan(s)
                                     |_| b.  Eurodollar Rate Loans with an
                                             initial Interest Period
                                             of ____________ month(s)

The proceeds of such Loans are to be deposited in Company's account at the Funding and Payment Office.

            The undersigned officer, to the best of his or her knowledge, and Company certify that:

            (i) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date; provided, that where a representation and warranty is already qualified as to materiality, such materiality qualifier shall be disregarded for purposes of this certification;

            (ii) No event has occurred and is continuing or would result from the consummation of the borrowing contemplated hereby that would constitute an Event of Default or a Potential Event of Default;

            (iii) Each Loan Party has performed in all material respects all agreements and satisfied all conditions which the Credit Agreement provides shall be performed or satisfied by it on or before the date hereof;

            (iv) After giving effect to the requested Revolving Loans, (a) the Total Utilization of Revolving Loan Commitments will not exceed the Revolving Loan Commitments then in effect, (b) the Total Utilization of Revolving Loan Commitments will not exceed the Revolving Borrowing Base then in effect, (c) the aggregate principal amount outstanding under the Woods Subsidiary Note is $_______, and (d) the aggregate principal amount outstanding under the Glit Subsidiary Note is $______ ; [and]

            (v) As of the date hereof and as of the date of the proposed borrowing, Holdings, Company and their respective Subsidiaries do not, and will not, have Cash and Cash Equivalents (minus the total amount of payments reasonably expected to be made within three Business Days) in excess of $4,000,000 (after giving pro forma effect to the proposed Revolving Loans) or such other amount as has been approved by Agent in writing[.][; and]

            [(vi) After giving effect to the requested Term Loans, the Term Loans will not exceed the Term Borrowing Base then in effect.](1)

DATED: ____________________                KATY INDUSTRIES, INC.

                                           By:__________________________
                                           Title:_______________________

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(1)   Applicable only on the Closing Date.


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